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                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                     Form 8-K/A-1

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                      of the Securities and Exchange Act of 1934



                Date of Report:  February 3, 1998
                                (Date of earliest event reported)



                            Commission File Number 1-12486

                        ASSOCIATED ESTATES REALTY CORPORATION
                (Exact name of registrant as specified in its charter)


                                OHIO                          34-1747603
                  (State or other Jurisdiction of           (IRS Employer
                   Incorporation or organization)           Identification
                                                               Number)


            5025 Swetland Court, Richmond Heights, Ohio       44143-1467
              (Address of Principal Executive Offices)        (Zip Code)



                                   (216) 261-5000
                (Registrant's telephone number, including area code)



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          Item 7:  Financial Statements and Exhibits

                A.  Financial Statements

                On February 17, 1998, the Company reported its acquisition of MRT Properties as of February 3, 1998, and noted that a subsequent Form 8-K with the required financial information would be filed. Pursuant to S-X Rule 3-14, the combined audited income statement of the MRT Properties for the fiscal year ended December 31, 1997 contained in the Associated Estates Realty Corporation's Current Report on Form 8-K dated February 19, 1998, is incorporated by reference in this Current Report on Form 8-K/A-1.

                B.  Pro Forma Financial Information

                The combined unaudited pro forma balance sheet and income statement contained in the Associated Estates Realty
          Corporation's Current Report on Form 8-K dated February 19, 1998, is incorporated by reference in this Current Report on Form 8-K/A-1.


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                                      SIGNATURES


               Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                   Associated Estates
                                                     Realty Corporation

          Date: February 17, 1998                  /s/ Dennis W. Bikun
                                                   Dennis W. Bikun
                                                   Chief Financial Officer
                                                     & Treasurer
                                                     Chief Accounting Officer
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